Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL – JUNE 30, 2019

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2019
13	Same Property Net Operating Income
14	Net Operating Income and EBITDA by Quarter
15	Funds from Operations for the Three and Six Months Ended June 30, 2019
16	Adjusted Funds From Operations and Other Financial Information for the Three and Six Months Ended June 30, 2019
17	Summary Income Statement
18	Joint Venture Summary as of June 30, 2019
19	Summary of Outstanding Debt as of June 30, 2019
20	Maturity Schedule of Outstanding Debt as of June 30, 2019
22	Key Debt Metrics
23	Top 25 Tenants by Annualized Base Rent
24	Retail Leasing Spreads
25	Lease Expirations
26	Development and Redevelopment Projects
27	2019 Transactions
28	Geographic Diversification – Annualized Base Rent by Region and State
29	Operating Retail Portfolio Summary Report
34	Operating Office Properties and Other
35	Components of Net Asset Value
36	Earnings Guidance – 2019

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

PRESS RELEASE

Contact Information: Kite Realty Group Trust
Jason Colton
SVP, Capital Markets & Investor Relations
317.713.2762
jcolton@kiterealty.com

Kite Realty Group Trust Reports Substantial Progress on Deleveraging and Disposition Program Along with Strong Second Quarter 2019 Operating Results

Indianapolis, Indiana, August 5, 2019 - Kite Realty Group Trust (NYSE:KRG) (“KRG”) reported today its operating results for the second quarter ended June 30, 2019.
“We are extremely pleased with the progress of Project Focus, our deleveraging and portfolio transformation program,” said John A. Kite, Chairman and CEO. “As of today, we have closed on $415 million in asset sales, using the proceeds to pay down debt and lower our leverage to a net-debt-to-EBITDA ratio of 6.0x. This is a major milestone for our Company, and we reached this point well ahead of schedule.”

“Our transactions team has done a great job getting us to this point, while our operations team is simultaneously firing on all cylinders. Our leasing volume is up 40% year-over-year, and our big box program continues to deliver results. We look forward to continuing our outperformance in the second half of the year.”

Financial Highlights

▪
Realized net loss attributable to common shareholders of $1.8 million, or $0.02 per common share, for the second quarter and realized net income attributable to common shareholders of $3.9 million, or $0.05 per common share, for the six months ending June 30, 2019.

▪
Generated Funds from Operations of the Operating Partnership as adjusted (FFO) of $36.7 million, or $0.43 per diluted common share, for the second quarter and generated FFO of $75.0 million, or $0.87 per diluted common share, for the six months ending June 30, 2019.

▪	Increased Same-Property Net Operating Income (NOI) by 1.7%. Combined with our first quarter results, Same-Property NOI grew by 1.8% through June 30, 2019.

Portfolio Operations

▪	Retail leased percentage was 95.1%, an increase of 10 basis points sequentially.

▪	Small shop leased percentage was 92.0%, an increase of 40 basis points sequentially.

▪	Annualized base rent (ABR) for the operating retail portfolio was $17.35, an increase of $0.19 sequentially.

▪	Executed 81 new and renewal leases during the second quarter, representing a total of 500,992 square feet, which includes 2 big box leases representing approximately 43,000 square feet.

▪	GAAP leasing spreads of 25.4% (18.2% cash basis) on 21 comparable new leases, 10.5% (5.9% cash basis) on 48 comparable renewals and 14.0% (8.7% cash basis) on a blended basis.

▪	Executed 176 new and renewal leases, representing over 1.1 million square feet, through June 30, 2019.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

Transactions

▪	Sold 8 non-core assets for a total of $244 million in second quarter.

▪	Subsequent to quarter end, sold an additional 5 non-core assets for $157 million.

▪	Total non-core asset sales year to date of $415 million.

Balance Sheet
KRG currently has zero debt maturing through 2020. As of June 30, the debt portfolio had a weighted average maturity of 5.7 years and a weighted average interest rate of 4.16%.

As of June 30, 2019, KRG’s net-debt-to-EBITDA ratio was 6.4x. Factoring in the asset sales and corresponding debt paydown subsequent to quarter end, KRG’s proforma net-debt-to-EBITDA is 6.0x, and there is zero outstanding on our corporate line of credit.

Guidance
KRG is updating previously provided guidance of 2019 FFO from $1.66 - $1.76 per share to $1.61 - $1.69 per share. The decrease of $0.06 cents of FFO per share at the midpoint is solely related to the company’s outperformance with respect to the accelerated timing of the deleveraging and disposition program.
The key assumption changes are:

	Previous	Current	Change at Midpoint
SP NOI Growth	1.25% - 2.25%	1.50% - 2.50%	0.25%
Pre-disposition 2019 FFO Guidance	1.76 - 1.82	1.76 - 1.82	0.00
2019 Dispositions	$350M - $500M	$415M - $500M	$32M
Disposition Wtd Avg Sales Date	Late August	Early July
Net Impact of 2019 Dispositions in 2019	(0.10) - (0.06)	(0.15) - (0.13)[1,2]	(0.06)
2019 FFO Guidance	1.66 - 1.76	1.61 - 1.69	(0.06)

2019 Dispositions Net Impact Annualized	(0.29) - (0.20)	(0.29) - (0.25)[1,2]

(1) Disposition NOI less anticipated interest savings based on weighted-average sale date of July 2019.
(2) Low end of range assumes $500 million in proceeds while high end of range assumes $415 million in proceeds.

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Tuesday, August 6, 2019, at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 6769276). In addition, a webcast replay link will be available on the corporate website.
About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to retailers in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

Safe Harbor
Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; the risk that KRG may not be able to successfully complete the planned dispositions on favorable terms - or at all; financing risks, including the availability of, and costs associated with, sources of liquidity; KRG’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which KRG operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; KRG’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property KRG owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of KRG’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. KRG refers you to the documents filed by KRG from time to time with the SEC, specifically the section titled “Risk Factors” in KRG’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which discuss these and other factors that could adversely affect KRG’s results. KRG undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of June 30, 2019, we owned interests in 103 operating and redevelopment properties totaling approximately 19.9 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of June 30, 2019

	# of Properties	Total GLA /NRA	Owned GLA /NRA[1]
Operating Retail Properties	95	18,528,888	13,319,537
Operating Office Properties and Other	4	498,242	498,242
Redevelopment Properties	4	900,221	635,518
Total Operating and Redevelopment Properties	103	19,927,351	14,453,297
Development Projects	1	530,000	8,500
Total All Properties	104	20,457,351	14,461,797
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage	95.1%	97.7%	95.2%
States			18

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Jason Colton	Robert W. Baird & Co.	DA Davidson
Senior Vice President, Capital Markets and IR	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 713-2762	Bank of America/Merrill Lynch	KeyBanc Capital Markets
jcolton@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	BTIG	Sandler O’Neill
GTS	Mr. Michael Gorman	Mr. Alexander Goldfarb
545 Madison Avenue	(212) 738-6138	(212) 466-7937
15th Floor	mgorman@btig.com	agoldfarb@sandleroneill.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Wells Fargo Securities, LLC
	Mr. Christopher Lucas	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(571) 633-8151	(617) 603-4262/(443) 263-6568
	christopher.lucas@capitalone.com	jeff.donnelly@wellsfargo.com
tamara.fique@wellsfargo.com
Citigroup Global Markets
Mr. Michael Bilerman/Ms. Christy McElroy
(212) 816-1383/(212) 816-6981
michael.bilerman@citigroup.com
christy.mcelroy@citigroup.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 to be filed on or about August 6, 2019, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of online retail on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended June 30, 2019, the Company excluded four redevelopment properties and three recently completed redevelopments from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	June 30, 2019	December 31, 2018
Assets:
Investment properties, at cost	$3,386,780	$3,641,120
Less: accumulated depreciation	(697,005)	(699,927)
	2,689,775	2,941,193
Cash and cash equivalents	35,842	35,376
Tenant and other receivables, including accrued straight-line rent of $30,823 and $31,347, respectively	51,965	58,059
Restricted cash and escrow deposits	23,692	10,130
Deferred costs and intangibles, net	85,056	95,264
Prepaid and other assets	37,296	12,764
Investments in unconsolidated subsidiaries	12,692	13,496
Assets held for sale	—	5,731
Total Assets	$2,936,318	$3,172,013
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,376,612	$1,543,301
Accounts payable and accrued expenses	66,600	85,934
Deferred revenue and other liabilities	94,439	83,632
Total Liabilities	1,537,651	1,712,867
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	45,306	45,743
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,960,346 and 83,800,886 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	840	838
Additional paid in capital	2,079,868	2,078,099
Accumulated other comprehensive loss	(15,892)	(3,497)
Accumulated deficit	(712,153)	(662,735)
Total Kite Realty Group Trust Shareholders’ Equity	1,352,663	1,412,705
Noncontrolling Interests	698	698
Total Equity	1,353,361	1,413,403
Total Liabilities and Equity	$2,936,318	$3,172,013

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Rental income	$79,795	$85,846	$162,152	$174,667
Other property related revenue	1,594	4,927	2,649	4,507
Fee income	91	963	194	2,325
Total revenue	81,480	91,736	164,995	181,499
Expenses:
Property operating	11,468	12,621	22,898	25,091
Real estate taxes	9,929	10,392	20,135	21,146
General, administrative, and other	7,037	5,553	13,814	11,499
Depreciation and amortization	34,713	40,451	69,348	79,006
Impairment charges	25,107	14,777	29,184	38,847
Total expenses	88,254	83,794	155,379	175,589
Gain on sale of operating properties, net	24,092	7,829	30,679	8,329
Operating income	17,318	15,771	40,295	14,239
Interest expense	(16,124)	(16,746)	(32,582)	(33,084)
Income tax benefit of taxable REIT subsidiary	66	28	148	51
Loss on debt extinguishment	(2,577)	—	(2,577)	—
Equity in loss of unconsolidated subsidiary	(238)	—	(665)	—
Other expense, net	(142)	(115)	(328)	(265)
Net (loss) income	(1,697)	(1,062)	4,291	(19,059)
Net income attributable to noncontrolling interests	(99)	(304)	(372)	(225)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(1,796)	$(1,366)	$3,919	$(19,284)

(Loss) income per common share - basic and diluted	$(0.02)	$(0.02)	$0.05	$(0.23)

Weighted average common shares outstanding - basic	83,938,961	83,672,896	83,891,584	83,651,402
Weighted average common shares outstanding - diluted	83,938,961	83,672,896	84,017,762	83,651,402
Cash dividends declared per common share	$0.3175	$0.3175	$0.6350	$0.6350

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Number of properties for the quarter[1]	93	93

Leased percentage at period end	95.1%	93.8%		95.1%	93.8%
Economic Occupancy percentage[2]	92.4%	93.0%		92.3%	93.1%

Minimum rent	$53,549	$53,263		$110,694	$109,808
Tenant recoveries	15,231	14,966		31,808	31,174
Bad debt	(424)	(513)		(988)	(866)
Other income	364	260		747	552
	68,720	67,976		142,261	140,668

Property operating expenses	(8,440)	(8,772)		(17,328)	(17,870)
Real estate taxes	(8,942)	(8,743)		(18,483)	(18,203)
	(17,382)	(17,515)		(35,811)	(36,073)
Same Property NOI[3]	$51,338	$50,461	1.7%	$106,450	$104,595	1.8%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$51,338	$50,461		$106,450	$104,595
Net operating income - non-same activity[4]	8,654	17,299		15,318	28,342
Other (expense) income, net	(223)	876		(651)	2,111
General, administrative and other	(7,037)	(5,553)		(13,814)	(11,499)
Impairment charges	(25,107)	(14,777)		(29,184)	(38,847)
Depreciation and amortization expense	(34,713)	(40,451)		(69,348)	(79,006)
Interest expense	(16,124)	(16,746)		(32,582)	(33,084)
Loss on debt extinguishment	(2,577)	—		(2,577)	—
Gains on sales of operating properties	24,092	7,829		30,679	8,329
Net income attributable to noncontrolling interests	(99)	(304)		(372)	(225)
Net (loss) income attributable to common shareholders	$(1,796)	$(1,366)		$3,919	$(19,284)

____________________
1
Same Property NOI excludes (i) The Corner, Courthouse Shadows, Glendale Town Center, and Hamilton Crossing redevelopments, (ii) the recently completed City Center, Fishers Station, and Rampart Commons redevelopments and (iii) office properties.

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles, fee income and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenue:
Minimum rent[1]	$62,047	$63,999	$64,764	$66,577	$69,280
Tenant reimbursements	17,573	18,142	17,558	18,185	17,664
Other property related revenue	492	359	3,091	333	3,270
Overage rent	174	217	830	87	100
Parking revenue, net[2]	518	243	170	82	83
	80,804	82,960	86,413	85,264	90,397
Expenses:
Property operating - Recoverable[3]	9,594	9,764	10,018	9,894	9,959
Property operating - Non-Recoverable[3]	1,491	1,387	2,888	1,978	2,413
Real estate taxes	9,727	10,032	9,861	11,047	10,265
	20,812	21,183	22,767	22,919	22,637
Net Operating Income - Properties	59,992	61,777	63,646	62,345	67,760

Other (Expenses) Income:
General, administrative, and other	(7,037)	(6,777)	(4,957)	(4,865)	(5,553)
Fee income	91	102	93	105	963
	(6,946)	(6,675)	(4,864)	(4,760)	(4,590)
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	53,046	55,102	58,782	57,585	63,170

Impairment charge	(25,107)	(4,077)	(31,513)	—	(14,777)
Depreciation and amortization	(34,713)	(34,635)	(36,299)	(36,858)	(40,451)
Interest expense	(16,124)	(16,459)	(17,643)	(16,058)	(16,746)
Equity in loss of unconsolidated subsidiaries	(238)	(427)	(303)	—	—
Income tax benefit of taxable REIT subsidiary	66	82	150	27	28
Loss on debt extinguishment	(2,577)	—	—	—	—
Other expense, net	(142)	(185)	(158)	(379)	(115)
Gains (loss) on sales of operating properties	24,092	6,587	(4,725)	—	7,829
Net (loss) income	(1,697)	5,988	(31,709)	4,317	(1,062)
Less: Net (income) loss attributable to noncontrolling interests	(99)	(273)	488	(379)	(304)
Net (loss) income attributable to Kite Realty Group Trust	$(1,796)	$5,715	$(31,221)	$3,938	$(1,366)

NOI/Revenue	74.2%	74.5%	73.7%	73.1%	75.0%
Recovery Ratios[4]
- Retail Properties	94.3%	93.9%	90.7%	89.3%	89.7%
- Consolidated	91.0%	91.6%	88.3%	86.8%	87.3%

____________________
1
Minimum rent includes $4.4 million in ground lease-related revenue for the three months ended June 30, 2019. In addition, minimum rent includes $0.2 million, $0.1 million, $0.5 million, $1.2 million, and $1.0 million of lease termination income for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively.

2	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage, the Union Station Parking Garage, and the Pan Am Plaza Parking Garage.
3
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.5 million) allocable to the property operations in the three months ended June 30, 2019, a portion of which is recoverable. Non-recoverable expenses primarily include ground rent, professional fees, and marketing costs.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Funds From Operations ("FFO")
Consolidated net (loss) income	$(1,697)	$(1,062)	$4,291	$(19,059)
Less: net income attributable to noncontrolling interests in properties	(132)	(343)	(264)	(694)
Less: gain on sales of operating properties	(24,092)	(7,829)	(30,679)	(8,329)
Add: impairment charges	25,107	14,777	29,184	38,847
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	34,954	40,178	69,853	78,457
FFO of the Operating Partnership[1]	34,140	45,721	72,385	89,222
Less: Limited Partners' interests in FFO	(819)	(1,119)	(1,737)	(2,141)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$33,321	$44,602	$70,648	$87,081
FFO, as defined by NAREIT, per share of the Operating Partnership - basic and diluted	$0.40	$0.53	$0.84	$1.04

FFO of the Operating Partnership[1]	$34,140	$45,721	$72,385	$89,222
Add: loss on debt extinguishment	2,577	—	2,577	—
FFO, as adjusted, of the Operating Partnership	$36,717	$45,721	$74,962	$89,222
FFO, as adjusted, per share of the Operating Partnership - basic and diluted	$0.43	$0.53	$0.87	$1.04

Weighted average common shares outstanding - basic	83,938,961	83,672,896	83,891,584	83,651,402
Weighted average common shares outstanding - diluted	84,064,507	83,722,444	84,017,762	83,694,898
Weighted average common shares and units outstanding - basic	86,051,797	85,739,745	85,982,324	85,691,306
Weighted average common shares and units outstanding - diluted	86,177,343	85,789,293	86,108,502	85,734,802

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net (loss) income	$(0.02)	$(0.01)	$0.05	$(0.22)
Less: net income attributable to noncontrolling interests in properties	—	—	—	(0.01)
Less: gain on sales of operating properties	(0.28)	(0.09)	(0.36)	(0.10)
Add: impairment charges	0.29	0.17	0.34	0.45
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.41	0.46	0.81	0.92
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.40	$0.53	$0.84	$1.04

Add: loss on debt extinguishment	0.03	—	0.03	—
FFO, as adjusted, of the Operating Partnership per diluted share/unit	$0.43	$0.53	$0.87	$1.04

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, as adjusted, of the Operating Partnership	$36,717	$45,721	$74,962	$89,222
Add:
Depreciation of non-real estate assets	197	273	374	550
Amortization of deferred financing costs	845	898	1,514	1,558
Non-cash compensation expense	1,432	1,119	2,705	2,304
Less:
Straight-line rent - minimum rent	572	611	1,138	1,562
Straight-line rent - common area maintenance	388	—	497	—
Market rent amortization income	1,111	2,065	2,156	4,641
Amortization of debt premium	500	547	1,047	1,536
Other cash and non-cash adjustments	—	920	—	920
Capital expenditures[1]:
Maintenance capital expenditures[2]	640	1,427	991	2,148
Revenue enhancing tenant improvements	2,225	2,980	4,597	5,773
External lease commissions	560	783	1,009	1,233
Total AFFO of the Operating Partnership	$33,195	$38,678	$68,120	$75,821

Other Financial Information:
Scheduled debt principal payments	$1,244	$1,353	$2,403	$2,883
Capitalized interest cost	$434	$502	$896	$936
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	$58,437	$73,653

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

SUMMARY INCOME STATEMENT AND LEASE ACCOUNTING IMPACT

($ in thousands)
	Three Months Ended June 30,
	2019	2018	% Change

Same Property Revenue	$68,720	$67,976	1.1%
Same Property Expenses	(17,382)	(17,515)	0.8%
Same Property Net Operating Income	51,338	50,461	1.7%

Redevelopment Revenue	5,667	5,455	3.9%
Redevelopment Expenses	(2,179)	(2,186)	0.3%
Redevelopment Net Operating Income	3,488	3,269	6.7%

Non-Same Property Net Operating Income	747	565	(32.2)%
Sold Assets Net Operating Income	2,211	6,678	(66.9)%
Non-Cash & Other Non-Recurring Net Operating Income	2,208	6,787	(67.5)%
Net Operating Income	59,992	67,760	(11.5)%

General and Administrative Expense	(7,037)	(5,553)	(26.7)%
Fee income	91	963	(90.6)%
EBITDA	53,046	63,170	(16.0)%

Interest Expense	(16,124)	(16,746)	3.7%
Other expense	(205)	(703)	70.8%
Funds From Operations, as adjusted	36,717	45,721	(19.7)%

Non-Cash Items	(97)	(1,853)	94.8%
Capital Expenditures	(3,425)	(5,190)	34.0%
Adjusted Funds From Operations	$33,195	$38,678	(14.2)%

FFO, as adjusted, per share of the Operating Partnership - diluted	$0.43	$0.53	(18.9)%

Impact of New Lease Guidance Implementation
Balance Sheet Impact	Amount	Account
Right of Use Asset	$26,960	Prepaid and Other Assets
Lease Liabilities	$27,216	Deferred Revenue and Other Liabilities

Income Statement Impact	Amount	Account
Internal and third party leasing and legal costs not directly incremental to a lease execution - Q2 2019	$1,411	General & Administrative Expense

Straight-line rent - common area maintenance	$388	Rental Income

Revenues deemed uncollectible - Q2 2019	$695	Rental Income
Bad debt expense - Q2 2018	$706	Property Operating Expense

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

JOINT VENTURE SUMMARY - JUNE 30, 2019

($ in thousands)

CONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	Partner Economic Ownership Interest [1]	Partner Share of Debt	Partner Share of Annual Income
Individual Investors	465,920	$149,295	$56,190	2.0% - 15.0%	$1,124	$528

UNCONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	KRG Economic Ownership Interest	KRG Share of Debt	KRG Investment	KRG Share of Quarterly EBITDA	KRG Share of Quarterly EBITDA Annualized
Nuveen	416,877	$104,414	$51,890	20%	$10,378	$9,479	$313	$1,252
Individual Investors	152,460	46,254	33,481	35%	11,770	3,213	87	348
Total	569,337	$150,668	$85,371		$22,148	$12,692	$400	$1,600

____________________
1	Economic ownership % represents the partner's share of cash flow.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2019

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,278,486	91%	4.14%	5.6
Variable Rate Debt	104,531	7%	4.2%	7.4
Net Debt Premiums and Issuance Costs, Net	(6,405)	N/A	N/A	N/A
Total Consolidated Debt	1,376,612	98%	4.16%	5.7
KRG Share of Unconsolidated Debt	22,148	2%	3.73%	6.9
Total	$1,398,760	100%	4.14%	5.7

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2019	$2,419	$—	$—	2,419	$—	2,419
2020	5,013	—	—	5,013	100	5,113
2021	4,224	132,001	—	136,225	245	136,470
2022	1,043	184,500	—	185,543	258	185,801
2023	806	181,940	142,600	325,346	270	325,616
2024	854	—	—	854	10,897	11,751
2025	904	16,941	330,000	347,845	—	347,845
2026 And Beyond	4,672	100	375,000	379,772	10,378	390,150
Net Debt Premiums and Issuance Cost, Net	(6,405)	—	—	(6,405)	—	(6,405)
Total	$13,530	$515,482	$847,600	$1,376,612	$22,148	$1,398,760

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of June 30, 2019, $266.2 million in variable rate debt is hedged for a weighted average 3.5 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

($ In millions)
$400
$300
$200
$100
$0
95.0
47.6
181.9
189.7
137.1
11.8
80.0
16.9
300.0
75.0
250.0
10.4
9.8
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Mortgage Debt
Unconsolidated
Line of Credit
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2019

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of June 30, 2019	% of Total Outstanding

2019 Debt Maturities			—	—%

2020 Debt Maturities			—	—%

Waxahachie Crossing	5.55%	3/1/2021	7,750
International Speedway Square	5.77%	4/1/2021	18,450
Lima Marketplace	5.80%	4/1/2021	8,383
Bell Oaks Centre	5.59%	4/1/2021	6,547
Northcrest Shopping Center	5.48%	5/1/2021	15,780
Silver Springs Pointe	5.03%	7/1/2021	8,800
Lake Mary Plaza	5.10%	7/1/2021	5,080
Bayport Commons	5.44%	9/1/2021	11,543
Eddy Street Commons	5.44%	9/1/2021	22,427
Four Property Pool Loan	5.44%	9/1/2021	32,305
2021 Debt Maturities			137,065	9.8%

Centre at Panola, Phase I	6.78%	1/1/2022	1,155
Delray Marketplace [2]	LIBOR + 160	2/5/2022	56,190
Bayonne Crossing	4.43%	4/1/2022	43,340
Saxon Crossing	4.65%	7/1/2022	11,400
Merrimack Village Center	4.36%	7/6/2022	5,445
Shops at Moore	4.29%	9/1/2022	21,300
Shops at Julington Creek	4.60%	9/1/2022	4,785
Centre Point Commons	4.34%	10/1/2022	14,410
Miramar Square	4.16%	12/1/2022	31,625
2022 Debt Maturities			189,650	13.5%

Centennial Gateway / Eastgate	3.81%	1/1/2023	44,385
Centennial Center	3.83%	1/6/2023	70,455
Eastern Beltway	3.83%	1/6/2023	34,100
The Corner	4.1%	3/1/2023	14,750
Chapel Hill	3.78%	4/1/2023	18,250
Unsecured Credit Facility [3,4]	LIBOR + 115	4/22/2023	47,600
Senior Unsecured Note	4.23%	9/10/2023	95,000
2023 Debt Maturities			324,540	23.1%

2024 Debt Maturities			—	—%

Thirty South	LIBOR + 150	6/30/2025	16,941
Senior Unsecured Note	4.47%	9/10/2025	80,000
2025 Debt Maturities			96,941	6.9%

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2019 (CONTINUED)

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of June 30, 2019	% of Total Outstanding

Senior Unsecured Note	4.00%	10/1/2026	300,000
Senior Unsecured Note	4.57%	9/10/2027	75,000
Unsecured Term Loan [5]	LIBOR + 200	10/24/2028	250,000
Rampart Commons	5.73%	6/10/2030	9,821
2026 And Beyond Debt Maturities			634,821	45.2%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS			(6,405)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET			$1,376,612	98.4%

Unconsolidated Debt
Embassy Suites at University of Notre Dame	LIBOR + 250	7/1/2024	11,770
Nuveen [6]	4.09%	7/1/2028	10,378
TOTAL UNCONSOLIDATED DEBT			22,148	1.6%
TOTAL CONSOLIDATED AND UNCONSOLIDATED DEBT			$1,398,760

1	At June 28, 2019, one-month LIBOR was 2.40%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
3	The Company has 90 unencumbered properties of which 85 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
4	Assumes Company exercises its option to extend the maturity date by one year.
5	Assumes Company exercises three one year options to extend the maturity date by three years.
6	Properties are held in joint ventures. See Joint Venture Summary on page 18 for additional detail.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

KEY DEBT METRICS

UNSECURED PUBLIC DEBT COVENANTS
	June 30, 2019	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	39.0%	<60%

Secured Debt to Undepreciated Assets	15.3%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	281.7%	>150%

Debt Service Coverage	3.2x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$35,842
Availability under unsecured credit facility	517,204
	$553,046

Unencumbered NOI as a % of Total NOI	60%

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

NET DEBT TO EBITDA
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,404,042
Less: Cash, Cash Equivalents, and Restricted Cash		(60,165)
Less: Pro-forma adjustment [1]		(27,200)
		$1,316,677
Q2 2019 EBITDA, Annualized:
- Consolidated EBITDA	$212,184
- Unconsolidated EBITDA	1,600
- Pro-forma adjustments [2]	(8,791)
- Minority Interest EBITDA [3]	(528)	204,465
Ratio of Company Share of Net Debt to EBITDA		6.4x

____________________
1	Relates to timing of quarterly dividend payment being made prior to quarter-end resulting in three payments during the year.
2	Relates to annualized EBITDA for properties sold and acquired during the quarter.
3	See page 18 for details

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of June 30, 2019
($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2019.

	Number of Stores						Credit Ratings
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Annualized Base Rent[3,4]	Annualized Base Rent per Sq. Ft.[4]	% of Total Portfolio Annualized Base Rent[4]	S&P	Moody's
Publix Super Markets, Inc.	14	—	670,665	$6,739	$10.05	2.8%	N/A	N/A
The TJX Companies, Inc.[5]	16	2	518,520	5,111	10.68	2.1%	A+	A2
Bed Bath & Beyond, Inc.[6]	16	2	473,319	4,945	11.27	2.0%	BB+	Baa3
Ross Stores, Inc.	15	1	451,612	4,961	11.49	2.0%	A+	A2
PetSmart, Inc.	15	1	331,561	4,834	15.13	2.0%	B-	Caa1
Lowe's Companies, Inc.	4	—	—	4,190	8.66	1.7%	BBB+	Baa1
Nordstrom Rack	5	1	197,797	3,559	20.69	1.5%	BBB+	Baa1
LA Fitness	5	—	208,209	3,753	18.03	1.5%	N/A	N/A
Dick's Sporting Goods, Inc.[7]	7	—	340,502	3,647	10.71	1.5%	N/A	N/A
Michaels Stores, Inc.	11	1	253,936	3,222	13.41	1.3%	BB-	Ba2
Best Buy Co., Inc.	6	—	213,604	3,122	14.61	1.3%	BBB	Baa1
National Amusements	1	—	80,000	2,953	36.92	1.2%	B+	N/A
Ascena Retail Group[8]	22	—	140,166	2,849	20.33	1.2%	CCC+	B3
Kohl's Corporation	4	—	184,516	2,832	7.87	1.2%	BBB	Baa2
Burlington Stores, Inc.	4	—	303,400	2,806	9.25	1.2%	BB+	N/A
The Gap[9]	13	—	194,725	2,743	14.09	1.1%	BB+	Baa2
Walmart Stores, Inc.[10]	5	—	—	2,652	3.27	1.1%	AA	Aa2
Office Depot (8) / Office Max (4)	10	—	206,542	2,566	12.42	1.1%	B	Ba3
Petco Animal Supplies, Inc.	11	—	152,455	2,534	16.62	1.0%	CCC+	B3
Ulta Beauty, Inc.	8	2	102,145	1,791	20.95	0.7%	N/A	N/A
Mattress Firm Holdings Corp (14) / Sleepy's (4)	18	—	83,585	2,217	26.52	0.9%	N/A	N/A
Hobby Lobby Stores, Inc.	5	—	271,254	2,190	8.07	0.9%	N/A	N/A
The Kroger Co.[11]	3	—	60,268	2,099	9.19	0.9%	BBB	Baa1
Walgreens	4	—	67,212	2,099	31.23	0.9%	BBB	Baa2
DSW Inc.	6	1	133,255	1,679	14.26	0.7%	N/A	N/A
TOTAL	228	11	5,639,248	$82,095	$11.56	33.6%

1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for June 30, 2019 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (10), Marshalls (6) and HomeGoods (2).
6	Includes Bed Bath and Beyond (10), Buy Buy Baby (4) Christmas Tree Shops, (1) and Cost Plus World Market (3).
7	Includes Dick's Sporting Goods (6) and Golf Galaxy (1).
8	Includes Ann Taylor (4), Catherines (1), Dress Barn (8), Lane Bryant (5), and Justice Stores (4).
9	Includes Old Navy (12) and Athleta (1).
10	Includes Sam's Club.
11	Includes Kroger (1), Harris Teeter (1), and Smith's (1).

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4]	Cash Rent Spread	GAAP Rent Spread[5]	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q2, 2019	33	121,100	21	87,514	$18.37	$21.70	18.2%	25.4%	$71.23
New Leases - Q1, 2019	33	166,518	17	96,698	11.83	18.71	58.2%	63.3%	71.66
New Leases - Q4, 2018	33	202,555	19	170,995	15.11	17.48	15.7%	25.3%	54.59
New Leases - Q3, 2018	33	108,108	20	46,786	24.34	26.88	10.4%	30.2%	53.96
Total	132	598,281	77	401,993	$16.10	$19.79	22.9%	36.2%	$62.25

Renewals - Q2, 2019	48	379,892	48	379,892	$14.26	$15.11	5.9%	10.5%	$0.27
Renewals - Q1, 2019	62	475,587	57	455,410	15.10	14.62	(3.2)%	1.0%	0.46
Renewals - Q4, 2018	43	268,312	43	268,312	16.23	17.44	7.5%	12.4%	0.90
Renewals - Q3, 2018	60	337,500	60	337,500	18.69	19.40	3.8%	8.6%	0.06
Total	213	1,461,291	208	1,441,114	$15.93	$16.39	2.9%	8.1%	$0.40

Total - Q2, 2019	81	500,992	69	467,406	$15.03	$16.34	8.7%	14.0%	$13.56
Total - Q1, 2019	95	642,105	74	552,108	14.53	15.34	5.6%	10.2%	12.93
Total - Q4, 2018	76	470,867	62	439,307	15.79	17.45	10.5%	17.2%	21.80
Total - Q3, 2018	93	445,608	80	384,286	19.37	20.31	4.9%	11.4%	6.63
Total	345	2,059,572	285	1,843,107	$15.97	$17.13	7.3%	13.5%	$13.89

________________
1
Comparable space leases on this report are included for second generation retail spaces. Comparable leases represent those leases for which there was a former tenant within the last 12 months. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.

2	Comparable renewals exclude terms shorter than two years.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.
4	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
5	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
6	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the redevelopment pipeline.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

LEASE EXPIRATIONS

As of June 30, 2019

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2019.

		Expiring GLA[2]					Expiring Annualized Base Rent per Sq. Ft.[3]
	Number of Expiring Leases[1]	Shop Tenants	Anchor Tenants	Office and Other Tenants	Expiring Annualized Base Rent (Pro-rata)	% of Total Annualized Base Rent (Pro-rata)	Shop Tenants	Anchor Tenants	Office and Other Tenants	Total
2019	58	131,494	10,471	—	$3,441,210	1.5%	$25.33	$20.00	$—	$24.93
2020	201	407,042	858,431	13,311	20,291,477	9.0%	25.49	11.44	19.25	15.95
2021	255	556,108	1,069,345	7,799	26,503,089	11.7%	25.83	11.42	25.35	16.30
2022	279	580,496	1,221,098	65,020	31,901,677	14.1%	26.51	12.55	19.67	17.12
2023	287	624,105	1,320,462	129,935	38,131,776	16.9%	27.93	14.83	9.15	18.41
2024	222	514,407	990,029	33,827	27,020,378	12.0%	27.46	14.96	13.00	19.50
2025	110	254,233	678,087	116,988	16,120,282	7.1%	28.24	10.97	17.92	16.09
2026	79	227,390	554,351	—	10,389,700	4.6%	25.71	9.04	—	14.23
2027	75	206,745	415,584	9,154	10,676,822	4.7%	27.77	12.56	31.29	18.22
2028	82	203,915	392,332	61,747	12,379,172	5.5%	27.30	14.04	21.75	18.85
Beyond	117	250,301	1,369,181	56,921	28,996,217	12.8%	28.51	15.06	23.03	17.32
	1,765	3,956,236	8,879,371	494,702	$225,851,800	100.0%	$26.90	$13.04	$16.98	$17.37

____________________
1	Lease expiration table reflects rents in place as of June 30, 2019 and does not include option periods; 2019 expirations include 15 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent as of June 30, 2019 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

DEVELOPMENT AND REDEVELOPMENT PROJECTS

($ in thousands)

Project	MSA	KRG Ownership %	Anticipated Start Date	Projected Stabilization Date[1]	Projected New Total GLA	Projected New Owned GLA	KRG Share of Estimated Project Cost	KRG Share of Cost Incurred	Estimated Return on Investment[3]	Description

Active Developments
Eddy Street Commons at Notre Dame, IN - Phase II 2	South Bend, IN		N/A	Q4 2020	530,000	8,500	$10,000	$5,647	11.0% - 13.0%
Total					530,000	8,500	$10,000	$5,647	11.0% - 13.0%

Future Opportunities[4]
Hamilton Crossing Centre	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
The Corner	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.
Glendale Town Center	Indianapolis, IN	Repositioning vacant anchor box with several national tenants. Addition of multi-family development.

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$1,310
Remaining Transitional Development / Redevelopment Cash NOI	291
Total Remaining Annual Cash NOI	$1,601

Summary of Construction in Progress on Consolidated Balance Sheet
Under Construction Development / Redevelopment CIP	$5,970
Big Box Retenanting	7,322
Holly Springs Towne Center - Phase III	5,913
Various tenant improvements and small projects	16,759
Construction in Progress on Consolidated Balance Sheet	$35,964

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Total estimated cost of all components of Eddy Street Phase II equals $90.8 million, consisting of KRG estimated project cost ($10.0 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

3	Projected ROI for redevelopments is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined area.
4	These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

2019 TRANSACTIONS

PROPERTY DISPOSITIONS
Property Name	MSA	Quarter Sold	Sales Price
Whitehall Pike	Bloomington, IN	Q1
Beechwood Promenade	Athens, GA	Q2
Village at Bay Park	Green Bay, WI	Q2
Lakewood Promenade	Jacksonville, FL	Q2
Palm Coast Landing	Palm Coast, FL	Q2
Lowe's - Perimeter Woods	Charlotte, NC	Q2
Cannery Corner	Las Vegas, NV	Q2
Temple Terrace	Tampa, FL	Q2
University Town Center	Oklahoma City, OK	Q2
Total			$257,574

PROPERTY ACQUISITIONS
Property Name	MSA	Quarter Acquired	Acquisition Price
Pan Am Plaza Garage	Indianapolis, IN	Q1	$29,500

Total			$29,500

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of June 30, 2019

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
South
Florida	3,737,918	$56,548	124,802	$251	121,705	$1,528	33	3,984,425	$3,877	$62,204	25.0%
Texas	1,815,225	28,701	—	—	156,150	2,615	10	1,971,375	1,082	32,398	13.0%
North Carolina	1,072,868	20,327	—	—	—	—	8	1,072,868	1,995	22,322	9.0%
Oklahoma	505,174	7,088	—	—	—	—	3	505,174	850	7,938	3.2%
Georgia	419,021	5,545	—	—	—	—	3	419,021	336	5,881	2.4%
South Carolina	509,994	5,640	—	—	—	—	3	509,994	—	5,640	2.3%
Tennessee	230,980	3,790	—	—	—	—	1	230,980	—	3,790	1.5%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.2%
Total South	8,398,580	128,230	124,802	251	277,855	4,143	62	8,801,237	8,140	140,764	56.6%

Midwest
Indiana - Retail	1,698,786	26,347	519,216	3,139	—	—	22	2,218,002	1,941	31,427	12.6%
Indiana - Other	366,502	6,844	—	—	—	—	3	366,502	—	6,844	2.8%
Illinois	211,759	2,312	—	—	—	—	2	211,759	—	2,312	0.9%
Ohio	236,230	2,151	—	—	—	—	1	236,230	—	2,151	0.9%
Total Midwest	2,513,277	37,654	519,216	3,139	—	—	28	3,032,493	1,941	42,734	17.2%

West
Nevada	865,360	21,491	—	—	—	—	5	865,360	3,592	25,083	10.1%
Utah	391,810	7,190	—	—	—	—	2	391,810	—	7,190	2.9%
Arizona	79,902	2,467	—	—	—	—	1	79,902	—	2,467	1.0%
Total West	1,337,072	31,148	—	—	—	—	8	1,337,072	3,592	34,740	14.0%

Northeast
New York	363,103	9,295	—	—	—	—	1	363,103	—	9,295	3.7%
Virginia	398,149	7,904	—	—	—	—	1	398,149	310	8,214	3.3%
New Jersey	106,146	3,110	—	—	139,022	2,711	2	245,168	2,263	8,084	3.2%
Connecticut	205,683	2,632	—	—	—	—	1	205,683	1,061	3,693	1.5%
New Hampshire	78,892	1,151	—	—	—	—	1	78,892	168	1,319	0.5%
Total Northeast	1,151,973	24,092	—	—	139,022	2,711	6	1,290,995	3,802	30,605	12.2%
	13,400,902	$221,124	644,018	$3,390	416,877	$6,854	104	14,461,797	$17,475	$248,843	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage and Pan Am Plaza Parking Garage.
2	Represents the four redevelopment and one development project not in the retail operating portfolio.
3	Represents the three operating properties owned in unconsolidated joint ventures.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of June 30, 2019

Property	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[1]			Leased %			ABR per SqFt	Grocery Anchors[2]	Other Retailers[2]
				Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	100%	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.87	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Crossing at Killingly Commons	Willimantic, CT	2010	85%	205,683	148,250	57,433	87.0%	86.2%	89.0%	14.71	Stop & Shop Supermarket, (Target)	TJ Maxx, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	100%	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.30	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	100%	97,163	71,540	25,623	100.0%	100.0%	100.0%	15.29	(Target)	PetSmart, Michaels
Bolton Plaza	Jacksonville	1986/2014	100%	154,555	136,195	18,360	100.0%	100.0%	100.0%	10.16	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Burnt Store Marketplace	Punta Gorda	1989/2018	100%	95,625	45,600	50,025	88.6%	100.0%	78.1%	14.10	Publix	Anytime Fitness, Pet Supermarket, (Home Depot)
Centre Point Commons	Sarasota	2007	100%	119,320	93,574	25,746	98.7%	100.0%	93.8%	17.71		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	100%	133,244	68,219	65,025	96.7%	100.0%	93.2%	27.63	Whole Foods	Party City, Planet Fitness
Colonial Square	Fort Myers	2010	100%	186,517	150,505	36,012	92.4%	100.0%	60.7%	11.92		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace	Miami	2013	98%	260,237	118,136	142,101	94.5%	100.0%	90.0%	26.97	Publix	Frank Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	100%	25,696	—	25,696	100.0%	—%	100.0%	14.85		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	100%	162,189	125,162	37,027	92.4%	100.0%	66.6%	9.44	Save-A-Lot	Ross Stores, Burlington, 2nd & Charles
Hunter's Creek Promenade	Orlando	1994	100%	119,727	55,999	63,728	100.0%	100.0%	100.0%	15.48	Publix
Indian River Square	Vero Beach	1997/2004	100%	142,592	109,000	33,592	95.9%	100.0%	82.7%	12.13	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	100%	233,424	203,405	30,019	94.6%	100.0%	57.9%	11.21	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	100%	88,611	45,600	43,011	100.0%	100.0%	100.0%	19.16	Publix
Lake City Commons	Lake City	2008	100%	65,746	45,600	20,146	100.0%	100.0%	100.0%	15.50	Publix
Lake City Commons - Phase II	Lake City	2011	100%	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.80	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	100%	21,385	14,880	6,505	91.3%	100.0%	71.4%	38.70		Walgreens
Lithia Crossing	Tampa	2003/2013	100%	90,515	53,547	36,968	98.3%	100.0%	95.9%	15.72	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	100%	225,205	147,505	77,700	98.8%	100.0%	96.6%	17.92	Sprouts Farmers Market	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	100%	179,602	130,269	49,333	96.6%	100.0%	87.5%	12.89	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Pine Ridge Crossing	Naples	1993	100%	105,962	66,435	39,527	92.9%	100.0%	81.0%	17.44	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	100%	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.63	Publix
Riverchase Plaza	Naples	1991/2001	100%	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.65	Publix

See footnotes on page 34

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Daytona Beach	2009	100%	119,907	95,304	24,603	99.0%	100.0%	95.1%	$15.04	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	100%	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.76	Publix
Shops at Eagle Creek	Naples	1983/2013	100%	70,768	50,187	20,581	100.0%	100.0%	100.0%	16.45	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing	Naples	2016	20%	121,705	121,705	—	100.0%	100.0%	—%	12.55	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	100%	82,512	60,090	22,422	97.5%	100.0%	90.6%	17.24	(Target)	PetSmart, Cost Plus World Market, Ross Stores, Panera Bread
The Landing at Tradition	Port St. Lucie	2007	100%	361,442	290,203	71,239	69.8%	69.4%	71.4%	16.27	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	100%	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.15	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	100%	84,086	45,600	38,486	98.6%	100.0%	97.0%	17.97	Publix
Waterford Lakes Village	Orlando	1997	100%	77,975	51,703	26,272	96.7%	100.0%	90.2%	13.14	Winn Dixie
Georgia
Mullins Crossing	Augusta	2005	100%	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.34	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	100%	69,628	37,888	31,740	100.0%	100.0%	100.0%	13.39	Publix
The Centre at Panola	Atlanta	2001	100%	73,075	51,674	21,401	100.0%	100.0%	100.0%	13.03	Publix
Illinois
Naperville Marketplace	Chicago	2008	100%	83,759	61,683	22,076	97.7%	100.0%	91.1%	13.86	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	100%	128,000	128,000	—	54.7%	54.7%	—%	16.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	100%	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Chicago	2006	100%	57,146	11,043	46,103	86.1%	100.0%	82.7%	17.32	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Evansville	2008	100%	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.53	Schnuck's Market
Boulevard Crossing	Kokomo	2004	100%	124,634	74,440	50,194	85.4%	84.0%	87.5%	14.43		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	100%	25,975	—	25,975	93.4%	—%	93.4%	21.09		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	100%	286,377	247,710	38,667	100.0%	100.0%	100.0%	12.29		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	100%	124,251	53,600	70,651	95.1%	100.0%	91.3%	18.60	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	100%	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	100%	87,991	20,154	67,837	98.8%	100.0%	98.4%	26.03		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station	Indianapolis	1989/2018	100%	52,400	15,441	36,959	97.8%	100.0%	96.9%	17.47		Dollar Tree, Goodwill
Geist Pavilion	Indianapolis	2006	100%	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.24		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Greyhound Commons	Indianapolis	2005	100%	9,152	—	9,152	100.0%	—%	100.0%	14.74		(Lowe's Home Improvement Center), Abuelo's Mexican, Koto Japenese Steakhouse
See footnotes on page 34

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100%	100,461	71,521	28,940	98.1%	100.0%	93.3%	$14.78	Aldi, (Walmart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	100%	99,226	47,962	51,264	97.2%	100.0%	94.5%	22.88	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	100%	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.18		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	100%	84,226	84,226	—	64.1%	64.1%	—%	14.38		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	100%	279,700	238,721	40,979	73.9%	71.6%	87.5%	15.02		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	100%	45,977	—	45,977	92.2%	—%	92.2%	27.32
Nevada
Centennial Center	Las Vegas	2002	100%	334,038	158,295	175,743	97.9%	100.0%	95.9%	24.89	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot, HomeGoods, Skechers
Centennial Gateway	Las Vegas	2005	100%	193,072	139,913	53,159	100.0%	100.0%	100.0%	25.50	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	100%	162,327	77,436	84,891	90.8%	100.0%	82.5%	26.62	Sam's Club, Walmart	Petco, Ross Stores, Skechers, Old Navy, (Home Depot)
Eastgate Plaza	Las Vegas	2002	100%	96,609	53,030	43,579	79.7%	76.4%	83.6%	24.34	(Walmart)	99 Cents Only Store, Party City
Rampart Commons	Las Vegas	2002/2018	100%	79,314	11,965	67,349	100.0%	100.0%	100.0%	33.20		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Hampshire
Merrimack Village Center	Manchester	2007	100%	78,892	54,000	24,892	98.5%	100.0%	95.2%	14.82	Supervalu/Shaw's
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	100%	106,146	52,219	53,927	100.0%	100.0%	100.0%	29.30	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	New York / Northern New Jersey	1997	20%	139,022	133,125	5,897	100.0%	100.0%	100.0%	19.50		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	100%	363,103	325,139	37,964	96.9%	100.0%	70.7%	26.41	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	100%	210,354	121,761	88,593	95.9%	100.0%	90.3%	17.41	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy
Holly Springs Towne Center - Phase II	Raleigh	2016	100%	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.39	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	100%	133,627	65,576	68,051	97.5%	100.0%	95.1%	23.55	(Target)	REI Co-Op, David's Bridal, Old Navy, Five Below
Oleander Place	Wilmington	2012	100%	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.91	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	100%	55,368	22,500	32,868	100.0%	100.0%	100.0%	25.30	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	100%	296,707	187,406	109,301	98.8%	100.0%	96.8%	16.84	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	100%	125,646	105,262	20,384	100.0%	100.0%	100.0%	20.69		Best Buy, Off Broadway Shoes, PetSmart, Michaels, (Lowe's Home Improvement Center)
Toringdon Market	Charlotte	2004	100%	60,627	26,072	34,555	97.9%	100.0%	96.3%	22.32	Earth Fare
See footnotes on page 34

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft		Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops		Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	100%	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	100%	196,225	115,783	80,442	98.9%	100.0%	97.3%	17.05	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty, Five Below
Shops at Moore	Oklahoma City	2010	100%	260,509	187,916	72,593	97.9%	100.0%	92.5%	12.27		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	100%	48,440	20,515	27,925	83.0%	100.0%	70.4%	16.19	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)
South Carolina
Hitchcock Plaza	Augusta	2006	100%	252,218	214,480	37,738	87.5%	89.7%	75.3%	10.55		TJ Maxx, Ross Stores, Academy Sports, Bed Bath & Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	100%	68,119	47,955	20,164	96.8%	100.0%	89.3%	11.01	Publix
Shoppes at Plaza Green	Greenville	2000	100%	189,657	161,900	27,757	100.0%	100.0%	100.0%	13.62		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	100%	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.41	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	100%	126,986	43,450	83,536	93.6%	100.0%	90.2%	25.73	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	100%	188,086	139,219	48,867	97.7%	100.0%	91.3%	14.56	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	100%	164,372	74,836	89,536	97.5%	100.0%	95.4%	20.78	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	100%	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.10		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	100%	296,031	234,358	61,673	98.4%	100.0%	92.5%	13.61	Sprouts Farmers Market, Total Wine	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente[3]	Austin	2004	20%	156,150	105,000	51,150	96.3%	100.0%	88.7%	17.39	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	100%	386,171	218,861	167,310	94.2%	100.0%	86.7%	19.82	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	100%	306,454	265,037	41,417	98.9%	100.0%	91.7%	11.25	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines, At Home

See footnotes on page 34

As of June 30, 2019

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Dallas/Ft. Worth	2010	100%	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.96		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	100%	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.55	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	100%	164,588	115,916	48,672	99.1%	100.0%	97.1%	16.84	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	100%	227,222	101,464	125,758	95.3%	100.0%	91.6%	20.50		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	100%	398,149	208,789	189,360	97.8%	100.0%	95.3%	20.31		Ross Stores, Old Navy, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)

Total				13,319,537	9,109,182	4,210,355	95.1%	96.6%	92.0%	$17.35

Total at Pro-Rata Share				12,986,035	8,821,318	4,164,717	95.0%	96.5%	92.1%	$17.37

____________________
1	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2019, except for Greyhound Commons and 54th & College.
2	Tenants within parentheses are non-owned.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

NON-RETAIL OPERATING PROPERTIES

As of June 30, 2019

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Commercial Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	284,874	95.9%	$5,583	68.5%	$20.44	Carrier, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	N/A	N/A	N/A	N/A	N/A	Denison Parking
Pan Am Plaza Parking Garage[3]	Indianapolis		N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	81,628	100.0%	1,261	15.5%	15.45	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	24,340	100.0%	712	8.7%	29.26
Total Commercial Properties			390,842	96.2%	$7,557	92.7%	$19.93

Other Properties
Burlington	San Antonio	1992/2000	107,400	100.0%	$591	7.3%	$5.50
			107,400	100.0%	$591	7.3%	$5.50

Total Commercial and Other			498,242	97.7%	$8,147	100.0%	$16.75

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Summit at City Center Apartments	New York / Northern New Jersey	2004	—	100.0%	—	—	—	Apartment complex with 26 units.

____________________
1	Annualized Base Rent represents the monthly contractual rent as of June 30, 2019 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $929,157 from the Company and subsidiaries as of June 30, 2019, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

COMPONENTS OF NET ASSET VALUE

As of June 30, 2019

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$59,992	14	Cash and cash equivalents	$35,842	11
Below-market lease intangibles, net	(1,111)	16	Tenant and other receivables (net of SLR)	21,142	11
Straight-line rent	(960)	16	Restricted cash and escrow deposits	23,692	11
Other property related revenue	(492)	14	Prepaid and other assets	37,296	11
Ground lease ("GL") revenue	(4,369)		Undeveloped land in operating portfolio [1]	17,100
Consolidated Cash Property NOI (excl. GL)	$53,060		Land held for development	15,215
Annualized Consolidated Cash Property NOI (excl. ground leases)	$212,241		CIP not in under construction development/redevelopment[2]	22,672	26
			Total Other Asset Value	$172,959

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,601	26	Mortgage and other indebtedness	$(1,376,612)	11
Unconsolidated EBITDA	1,600	18	KRG share of unconsolidated debt	(22,148)	18
Pro-forma adjustments [4]	(8,791)	22	Partner share of consolidated joint venture debt	1,124
			Accounts payable and accrued expenses	(66,600)	11
General and administrative expense allocable to property management activities included in property expenses ($1,500 in Q2)	6,000	14, footnote 4	Other liabilities[5]	(36,002)	11
Total Adjustments	410		Debt premium and issuance costs, net	(6,405)	19
			Non-controlling redeemable joint venture interest	(10,070)
			Projected remaining under construction development/redevelopment[6]	(4,353)
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$212,651		Total Liabilities	$(1,521,066)
Annualized Ground Lease NOI	17,475
Total Annualized Portfolio Cash NOI	$230,126		Common Shares and Units Outstanding	86,073,182

____________________
1	Undeveloped land with a book value of $15.2 million at June 30, 2019.
2	Includes CIP amounts for Holly Springs Town Center - Phase III, miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the redevelopment opportunities outlined on page 26.
4	Annualized cash NOI for properties sold and acquired during the quarter.
5	Deferred revenue and other liabilities of $94.4 million less mark-to-market lease liability of $58.4 million.
6	Remaining cost on page 26 for development project.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019

EARNINGS GUIDANCE - 2019

	2019 Earnings Guidance[1]
	Low	High
Net Income Guidance	$0.04	$0.12
Add: Impairment Charges	0.33	0.33
Add: Depreciation and Amortization	1.57	1.57
Less: Gain on sales of operating properties, net	(0.33)	(0.33)
2019 FFO Guidance	$1.61	$1.69

	Previous	Current	Change at Midpoint
SP NOI Growth	1.25% - 2.25%	1.50% - 2.50%	0.25%
Pre-disposition 2019 FFO Guidance	$1.76 - $1.82	$1.76 - $1.82	—
2019 Dispositions	$350M - $500M	$415M - $500M	$32M
Disposition Wtd Avg Sales Date	Late August	Early July
Net Impact of 2019 Dispositions in 2019	($0.10) - ($0.06)	($0.15) - ($0.13)[2,3]	($0.06)
2019 FFO Guidance	$1.66 - $1.76	$1.61 - $1.69	($0.06)
2019 Dispositions Net Impact Annualized	($0.29) - ($0.20)	($0.29) - ($0.25)[2,3]

_________
1
The Company’s 2019 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	Disposition NOI less anticipated interest savings based on weighted-average sale date of July 2019
3	Low end of range assumes $500 million in proceeds while high end of range assumes $415 million in proceeds.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2019